UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Time Warner Inc.

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Stockholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the
Time Warner Annual Meeting of Stockholders to be Held on May 20, 2011
In accordance with Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Time Warner 2011 Annual Meeting of Stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a paper or e-mail copy. The items to be voted on and location of the annual meeting are on the reverse side of this notice. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report to Stockholders are available at:

www.envisionreports.com/TWX

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to www.envisionreports.com/TWX to view the proxy materials.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.
When you go online, you can also help the environment by consenting to receive electronic delivery of future mailings.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 10, 2011 to facilitate timely delivery.

Stockholder Meeting Notice

Time Warner’s Annual Meeting of Stockholders will be held on May 20, 2011 at the Omni Hotel at 100 CNN Center, Grand Ballroom, M4 Level, North Tower, in Atlanta, Georgia 30303, at 10:00 a.m., local time.
The Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.
The Board of Directors recommends that you vote FOR all nominees in Proposal 1.
1.	Election of Directors: James L. Barksdale, William P. Barr, Jeffrey L. Bewkes, Stephen F. Bollenbach, Frank J. Caufield, Robert C. Clark, Mathias Döpfner, Jessica P. Einhorn, Fred Hassan, Michael A. Miles, Kenneth J. Novack, Paul D. Wachter and Deborah C. Wright.
The Board of Directors recommends that you vote FOR Proposals 2, 3 and 5, and for every “3 YEARS” on Proposal 4.
2.	Ratification of Appointment of Independent Auditors.

3.	Advisory Vote on Executive Compensation.

4.	Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation.

5.	Approval of an Amendment to the Company’s Restated Certificate of Incorporation to Remove Absolute Majority Vote Provisions.
The Board of Directors recommends that you vote AGAINST Proposal 6:
6.	Shareholder Action by Written Consent.
PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Please refer to the Notice of Annual Meeting of Stockholders that accompanies the proxy statement for information regarding how to vote in person at the Annual Meeting.

In accordance with Section 242 of the Delaware General Corporation Law, Time Warner Inc. hereby provides notice that it is submitting a proposed amendment (“Proposal 5”) to its Restated Certificate of Incorporation to its stockholders at its 2011 Annual Meeting of Stockholders. Proposal 5 would amend (i) Article VII of the Restated Certificate of Incorporation to remove the requirement for an absolute majority vote for the stockholders to adopt, amend or repeal any provision of the Company’s By-laws and (ii) Article VIII of the Restated Certificate of Incorporation to remove the express requirement of an absolute majority vote to alter, amend or repeal Article VIII itself, Article IX or Section 5 of Article IV of the Restated Certificate of Incorporation or to adopt any provision inconsistent with any of those sections. If Proposal 5 is approved by stockholders, the Company will file a Certificate of Amendment to the Restated Certificate of Incorporation with the Delaware Secretary of State promptly after the Annual Meeting, and the Certificate of Amendment will be effective upon filing. Following the effectiveness of the Certificate of Amendment, the Company’s By-laws will govern the vote required for any amendment to the By-laws by the stockholders, and the required vote will be a simple majority vote. This summary is qualified by reference to Proposal 5 set forth in the proxy statement for the 2011 Annual Meeting of Stockholders meeting and Annexes A and B thereto, which reflect the changes that would be made if Proposal 5 is approved. You are urged to read Proposal 5 and Annexes A and B in their entirety by accessing a copy of such proxy materials by following the instructions on this notice.

Directions to the Time Warner Inc. Annual Meeting of Stockholders
A map and directions to the meeting are provided on the last page of the Proxy Statement.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.
→	Internet – Go to www.envisionreports.com/TWX. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→	Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→	Email – Send email to investorvote@computershare.com with “Proxy Materials Time Warner” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 10, 2011.
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